Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Urbani Holdings, Inc. (the Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rosario Safina, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                   (1) The Report fully complies with the requirements of
         section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

         Dated June 20, 2003

                                           By:    Rosario Safina
                                           Name:  Rosario Safina
                                           Title: Chief Executive Officer and
                                                  Acting Chief Financial Officer